PAGE

                                                Exhibit 24.2




           EMPLOYEE BENEFITS/HEALTH CARE COMMITTEE
                             OF
             SOUTHERN CALIFORNIA EDISON COMPANY
                      POWER OF ATTORNEY


     The undersigned members of the Employee Benefits/Health Care Committee appointed to administer the Stock Savings Plus Plan ("Plan") for Employees of Southern California Edison Company, a California corporation, do hereby constitute and appoint BRYANT C. DANNER, ALAN J. FOHRER, BEVERLY
P. RYDER, KENNETH S. STEWART, PATRICIA N. GLAZIER, DOROTHY J. FULCO, JOSEPH G. LLORENS, THOMAS J. DENNIS, AND CHARLES COOKE, and each or any one of them, to act severally as attorney-in-fact, for the purpose of executing and filing with the Securities and Exchange Commission under the Securities Act of 1933, as amended, registration statements and all amendments and/or supplements thereto, for the purpose of registering and/or continuing the registration of beneficial interests and shares of Common Stock to be sold under the Plan and under a trust created by a Trust Agreement by and between this corporation and First Interstate Bank of California, Trustee, for the purpose of maintaining the Plan for the benefit of employees of this corporation and its affiliates, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.
PAGE

Power of Attorney
Page 2

     Executed at Rosemead, California, as of this 15th day of February, 1996.


          EMIKO BANFIELD
- -------------------------------------
          EMIKO BANFIELD


          B. C. DANNER
- -------------------------------------
          B. C. DANNER


          L. D. HAMLIN
- -------------------------------------
          L. D. HAMLIN


          THOMAS HIGGINS
- -------------------------------------
          THOMAS HIGGINS


        RICHARD M. ROSENBLUM
- -------------------------------------
        RICHARD M. ROSENBLUM